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                                                                                                   EXHIBIT 99.1
                                           SOUTHWEST GAS CORPORATION
                                          SUMMARY STATEMENTS OF INCOME
                                    (In thousands, except per share amounts)
                                                   (Unaudited)
                                                                      THREE MONTHS ENDED   TWELVE MONTHS ENDED
                                                                         DECEMBER 31,          DECEMBER 31,
                                                                     --------------------  --------------------
                                                                        1995       1994       1995       1994
                                                                     ---------  ---------  ---------  ---------
GAS OPERATIONS SEGMENT:
Operating margin - weather normalized                                $ 122,542  $ 121,384  $ 364,046  $ 349,346
Weather related impacts                                                (19,000)         0    (28,000)         0
                                                                     ---------  ---------  ---------  ---------
Operating margin realized                                              103,542    121,384    336,046    349,346
Operations and maintenance expenses                                     47,682     46,523    187,969    178,185
Depreciation, amortization, and general taxes                           22,189     21,140     89,665     82,569
                                                                     ---------  ---------  ---------  ---------
Operating income                                                        33,671     53,721     58,412     88,592
Net interest deductions                                                 13,697     13,278     53,354     49,465
Preferred securities distribution                                          913          0        913          0
                                                                     ---------  ---------  ---------  ---------
Pre-tax utility income                                                  19,061     40,443      4,145     39,127
Utility income tax expense                                               7,309     15,677        858     14,825
                                                                     ---------  ---------  ---------  ---------
Net utility income                                                      11,752     24,766      3,287     24,302
Other income (expense), net                                               (243)      (330)      (633)      (778)
                                                                     ---------  ---------  ---------  ---------
Contribution to net income (loss) - gas operations segment              11,509     24,436      2,654     23,524
                                                                     ---------  ---------  ---------  ---------
DISCONTINUED OPERATIONS:
Net income - PriMerit Bank                                               2,823      1,331      8,618      7,673
Acquisition carrying costs, net of tax                                  (1,494)    (1,230)    (5,961)    (4,896)
                                                                     ---------  ---------  ---------  ---------
Net income from discontinued segment                                     1,329        101      2,657      2,777
SAIF assessment, net of tax                                             (7,170)         0     (7,170)         0
Loss on disposal of discontinued operations, net of tax                (13,023)         0    (13,023)         0
                                                                     ---------  ---------  ---------  ---------
Contribution to net income (loss) from discontinued operations         (18,864)       101    (17,536)     2,777
                                                                     ---------  ---------  ---------  ---------
Net income (loss)                                                       (7,355)    24,537    (14,882)    26,301
Preferred & preference dividends                                            22         95        307        510
                                                                     ---------  ---------  ---------  ---------
Net income (loss) applicable to common stock                         $  (7,377) $  24,442  $ (15,189) $  25,791
                                                                     =========  =========  =========  =========
Earnings (loss) per share from gas segment                           $    0.47  $    1.15  $    0.10  $    1.09
Earnings (loss) per share from discontinued operations                   (0.24)      0.00      (0.20)      0.13
Earnings (loss) per share from disposal                                  (0.53)      0.00      (0.56)      0.00
                                                                     ---------  ---------  ---------  ---------
Earnings (loss) per share of common stock                            $   (0.30) $    1.15  $   (0.66) $    1.22
                                                                     =========  =========  =========  =========
Average outstanding common shares                                       24,350     21,190     23,167     21,078
                                                                     =========  =========  =========  =========
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In January 1996, the Company reached an agreement to sell PriMerit to Norwest
Corporation.  The discontinued operations segment includes the net income of
PriMerit and its subsidiaries on a stand-alone basis as adjusted, reduced by allocated carrying costs associated with the Company's investment in PriMerit
(principally interest) net of taxes.  The discontinued operations segment also includes the estimated loss on the disposition.